UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP 2600
One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.

Closed-end funds	March 31, 2011

Fort Dearborn Income
Securities, Inc.
Semiannual Report
March 31, 2011

Fort Dearborn Income Securities, Inc.

May 12, 2011

Dear shareholder,
We present you with the semiannual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the six months ended March 31, 2011.

Performance
For the six months ended March 31, 2011, the Fund declined 1.58% on a net asset value basis, and 3.63% on a market price basis. Over the same period, the Fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated median, posted a return of 0.70% on a net asset value basis, and declined 3.27% on a market price basis, while the Fund’s benchmark, the Investment Grade Bond Index (the “Index”), declined 2.50%.[1] (For more performance information, please refer to “Performance at a glance” on page 7.)

On an NAV basis, the Fund underperformed its peer group and outperformed its benchmark during the reporting period. During the period, neither the Fund nor the Index used leverage, although some funds in its Lipper peer group may have. (Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.)
Fort Dearborn Income
Securities, Inc.

Investment goal:
Current income consistent with external interest rate conditions and total return

Portfolio Manager:
Michael Dow UBS Global Asset Management (Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

The Fund traded at a discount to its NAV per share during the six-month reporting period. During that time, the Fund’s average discount was 5.9%, which was smaller than the median 6.1% discount of its Lipper peer group over the same period, according to data provided by Lipper, Inc.[2] As of March 31, 2011, the Fund

[1]	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays Capital US Agency Index (7+ years), 75% Barclays Capital US Credit Index (7+ years), 10% Barclays Capital US MBS Fixed Rate Index (all maturities) and 10% Barclays Capital US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

[2]	The six-month premium/discount average is based on month-end premium/discount measurements over the period.

Fort Dearborn Income Securities, Inc.

was trading at a discount of 9.3%, while the median discount of its Lipper peer group was 8.4%.

A fund trades at a discount when the market price at which its shares trade is less than its NAV per share. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Michael Dow
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy expanded during the reporting period, there continued to be several areas of weakness. These included elevated unemployment levels and a weak housing market, which held back a more robust expansion.

Looking back, gross domestic product (“GDP”) growth was 1.7% during the second quarter of 2010, followed by third and fourth quarter GDP growth of 2.6% and 3.1%, respectively. On April 28, 2011, after the Fund’s reporting period had ended, the Commerce Department reported that its advance estimate for first quarter 2011 GDP growth was 1.8%. The US economy has now expanded for seven consecutive quarters.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Despite the economy’s ongoing growth and increased inflationary pressures, the Fed remained concerned about continued high unemployment levels. As a result, the Fed maintained its highly accommodative monetary policy. In November 2010, the Fed launched another round of quantitative easing in an attempt to stimulate the economy. Saying that “the pace of recovery in output and employment continues to be slow,” the Fed introduced a plan that calls for purchasing an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

The Fed also kept the federal funds rate in a historically low range of 0% to 0.25%. At its March 2011 meeting, the Fed said it “...will maintain the

Fort Dearborn Income Securities, Inc.

target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

Q.	How did the bond market perform during the reporting period?
A.	The US bond market produced mixed results during the reporting period. Both short- and long-term interest rates moved higher as the economy continued to expand. While core inflation remained relatively benign, fears of inflation pushed Treasury yields higher and their prices lower. In contrast, a number of US spread sectors (non-Treasuries) produced solid results during the review period. In particular, demand for higher yielding securities, including high yield bonds and commercial mortgage-backed securities, was typically robust, driving their prices higher.

During the six months ended March 31, 2011, the Barclays Capital US Aggregate Index[3] declined 0.88%. In contrast, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index[4] gained 6.94% over the same period.

Q.	How was the Fund managed from a duration and yield curve perspective during the reporting period?
A.	We tactically adjusted the Fund’s duration, which measures a portfolio’s sensitivity to changes in interest rates, over the reporting period. Overall, the Fund’s duration was slightly shorter than that of the Index given signs that the economy was expanding and inflation expectations were increasing. Our duration positioning was a positive for performance as interest rates moved higher during the reporting period.

[3]	The Barclays Capital US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

[4]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon bearing US dollar-denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

Fort Dearborn Income Securities, Inc.

The Fund’s yield curve positioning was largely in line with that of the Index during the reporting period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) Given the uncertainties in the economy and on the geopolitical stage, we did not feel it was appropriate to significantly deviate from the Index. The Fund’s yield curve positioning did not meaningfully impact performance over the period.

Q.	How did you manage the Fund’s portfolio during the reporting period?
A:	Throughout the period we maintained our overweight to the spread sectors (non-Treasuries), which was beneficial for relative performance over the six months ended March 31, 2011. Both security selection and sector allocation contributed to results. In terms of security selection, the Fund’s holdings in the investment grade corporate bond sector contributed to results as their spreads—the difference between the yields paid on these securities versus those paid on US Treasuries—narrowed. This was particularly true among the Fund’s positions in the financials and industrials subsectors. Within financials, we favored banks and insurance companies given their improving fundamentals. In the industrials space, we emphasized consumer cyclical and communication companies, as we felt they would benefit from the ongoing economic expansion.

Security selection of commercial mortgage-backed securities (CMBS) also contributed to results, as our preference for lower quality investment grade securities was rewarded.

From a sector positioning perspective, an overweight to investment grade corporate bonds, particularly financials and industrials, was the largest contributor to performance. The investment grade corporate bond market was supported by generally better-than-expected corporate profits, falling defaults, and typically robust demand from investors seeking to generate incremental yield in the low interest rate environment. The Fund’s CMBS exposure was also rewarded during the period as spreads in the sector narrowed, given signs that the commercial real estate market was stabilizing. In addition, investor demand for CMBS was strong, due to their attractive yields.

Conversely, the Fund’s exposures to taxable municipal bonds and foreign agency securities slightly detracted from relative returns, as they lagged the Index during the reporting period.

Fort Dearborn Income Securities, Inc.

On a final note, during the reporting period, there was an investment policy change to the Fund, whereby the Fund is now permitted to invest up to 15% of its net assets in non-investment grade debt. This change is not intended to significantly change how the Fund is managed; rather, it was implemented to expand the Fund’s investable universe, with the goal of helping the Fund improve its overall total return.

Later in the reporting period, we selectively invested in these securities as high yield spreads appeared attractive relative to investment grade corporate debt.

Q.	Were there any adjustments made to the Fund’s positioning during the reporting period?
A.	We did not significantly adjust the Fund’s portfolio during the period. Rather, we maintained our overweight to the spread sectors. In the investment grade corporate market, we continued to have a bias for relatively lower quality BBB-rated bonds,[5] as we felt they were well-positioned given the generally positive economic environment and strong investor demand. We also kept our small out-of-Index position in high yield bonds. Overall, this positioning contributed to performance during the reporting period.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	The US economy is showing some signs of sustainable near-term growth, particularly as labor markets have begun to exhibit signs of recovery. In addition, accommodative monetary and fiscal policy, namely additional quantitative easing (“QE2”), payroll tax rate reductions and depreciation preferences enacted in December 2010, are boosting the prospects for consumer and business spending during the first half of the year.

Looking past the near-term horizon, elevated private and public debt continues to impact the outlook for robust growth in the US. Additionally, with QE2 expected to end in June 2011, economic activity and liquidity characteristics in global markets are expected to moderate as the year progresses. Furthermore, uncertainty around geopolitical developments in oil-producing regions and the path of monetary policy accommodation remains high, thereby dampening economic activity prospects, raising inflationary pressures and increasing interest rate and credit spread volatility. All told, we expect the economic transition to more sustainable growth to

[5]	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.

Fort Dearborn Income Securities, Inc.

continue, but many of the longer-term imbalances in global economies, trade patterns and currency values have yet to be fully resolved.

Against this backdrop, we continue to have a favorable outlook for the spread sectors (non-Treasuries). However, given the significant spread tightening since the credit crisis, coupled with the previously mentioned challenges and uncertainties, we view the spread sectors to be somewhat less attractive than when the year began.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely

Mark E. Carver
President
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Head of US Long Duration Fixed Income
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2011. The views and opinions in the letter were current as of May 12, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 3/31/2011

Net asset value returns	6 months	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	(1.58)%	8.40%	7.29%	6.57%

Lipper Corporate Debt Funds BBB-Rated median	0.70%	9.12%	6.36%	6.35%

Market price returns

Fort Dearborn Income Securities, Inc.	(3.63)%	9.53%	7.92%	6.86%

Lipper Corporate Debt Funds BBB-Rated median	(3.27)%	6.21%	7.26%	6.14%

Index returns

Investment Grade Bond Index[1]	(2.50)%	8.33%	6.82%	6.78%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

[1]	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays Capital US Agency Index (7+ years), 75% Barclays Capital US Credit Index (7+ years), 10% Barclays Capital US MBS Fixed Rate Index (all maturities) and 10% Barclays Capital US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

Fort Dearborn Income Securities, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	03/31/11	09/30/10	03/31/10

Net asset value	$16.10	$17.35	$16.22

Market price	$14.61	$16.15	$14.67

12-month dividends/distributions	$1.4700	$1.1940	$1.0340

Dividend/distribution at period-end	$0.1900	$0.2500	$0.2000

Net assets (mm)	$141.3	$152.2	$142.3

Weighted average maturity (yrs.)	15.9	16.1	18.0

Modified duration (yrs.)[2]	8.9	9.0	8.5

Credit quality[3]	03/31/11	09/30/10	03/31/10

AAA	20.7%	15.1%	18.6%

AA	3.9	6.8	6.1

A	32.5	34.3	34.7

BBB	36.4	37.3	36.3

BB	1.5	0.6	0.5

B	0.9	0.1	0.2

CCC and Below	—	0.0 [4]	0.0 [4]

Non-rated	2.7	2.4	1.5

Cash equivalents	0.4	2.2	1.4

Other assets, less liabilities	1.0	1.2	0.7

Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.

[2]	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the portfolio’s holdings.

[3]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

[4]	Amount represents less than 0.005%.

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited)
As a percentage of net assets
As of March 31, 2011

Bonds
Corporate bonds
Aerospace & defense	0.38%
Auto components	0.53
Automobiles	1.57
Banks	0.56
Beverages	0.37
Biotechnology	0.10
Building products	0.37
Capital markets	3.86
Chemicals	0.22
Commercial banks	4.60
Commercial services & supplies	1.08
Communications equipment	0.89
Consumer finance	1.17
Diversified financial services	6.31
Diversified telecommunication services	5.34
Electric utilities	5.26
Energy equipment & services	0.86
Food & staples retailing	2.28
Food products	1.29
Gas distribution	0.31
Health care providers & services	1.69
Household durables	0.35
Insurance	4.79
Leisure equipment & products	0.26
Media	5.10
Metals & mining	1.35
Multiline retail	0.48
Multi-utilities	0.76
Office electronics	0.43
Oil, gas & consumable fuels	8.18
Paper & forest products	0.40
Pharmaceuticals	1.40
Road & rail	1.01
Software	0.44
Tobacco	2.03
Wireless telecommunication services	0.97

Total corporate bonds	66.99%

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited) (concluded)
As a percentage of net assets
As of March 31, 2011

Bonds (concluded)
Asset-backed securities	0.62%
Commercial mortgage-backed securities	2.29
Mortgage & agency debt securities	5.55
Municipal bonds	5.59
US government obligations	15.34
Non-US government obligations	2.26

Total bonds	98.64%
Preferred stock	0.03
Short-term investment	0.38

Total investments	99.05%
Cash and other assets, less liabilities	0.95

Net assets	100.00%

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)
	Face
Security description	amount	Value

Bonds—98.64%

Corporate bonds—66.99%

Australia—0.33%
Rio Tinto Finance USA Ltd.,
9.000%, due 05/01/19	$355,000	$466,513

Bermuda—0.11%
Validus Holdings Ltd.,
8.875%, due 01/26/40	150,000	157,522

Brazil—0.26%
Petrobras International Finance Co.,
6.875%, due 01/20/40	350,000	366,521

Canada—1.97%
Anadarko Finance Co., Series B,
7.500%, due 05/01/31	490,000	540,957

Canadian National Railway Co.,
6.900%, due 07/15/28	285,000	341,659

Canadian Natural Resources Ltd.,
5.850%, due 02/01/35	435,000	450,452

EnCana Corp.,
6.500%, due 02/01/38	250,000	267,656

Petro-Canada,
6.800%, due 05/15/38	520,000	576,977

TransCanada PipeLines Ltd.,
7.125%, due 01/15/19	500,000	604,856

Total Canada corporate bonds		2,782,557

Cayman Islands—1.52%
Transocean, Inc.,
6.800%, due 03/15/38	535,000	562,427

7.500%, due 04/15/31	575,000	645,265

Vale Overseas Ltd.,
4.625%, due 09/15/20	965,000	941,255

Total Cayman Islands corporate bonds		2,148,947

France—0.71%
BNP Paribas,
3.600%, due 02/23/16	655,000	656,111

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)
	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

France—(concluded)
Electricite De France,
6.950%, due 01/26/39[1]	$300,000	$348,795

Total France corporate bonds		1,004,906

Luxembourg—1.25%
Covidien International Finance SA,
4.200%, due 06/15/20	440,000	436,532

Enel Finance International SA,
6.000%, due 10/07/39[1]	365,000	331,919

Telecom Italia Capital SA,
6.375%, due 11/15/33	1,060,000	1,000,340

Total Luxembourg corporate bonds		1,768,791

Malaysia—0.13%
Petronas Capital Ltd.,
5.250%, due 08/12/19[1]	175,000	186,130

Mexico—0.97%
America Movil SAB de CV,
5.000%, due 03/30/20	625,000	644,434

Pemex Project Funding Master Trust,
5.750%, due 03/01/18	685,000	724,729

Total Mexico corporate bonds		1,369,163

Netherlands—0.51%
EDP Finance BV,
6.000%, due 02/02/18[1]	350,000	332,057

Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26[1]	350,000	394,512

Total Netherlands corporate bonds		726,569

Netherlands Antilles—0.36%
Teva Pharmaceutical Finance II BV,
3.000%, due 06/15/15	500,000	504,888

Qatar—0.38%
Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]	455,000	532,350

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

South Africa—0.18%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	$250,000	$253,583

Switzerland—0.28%
Credit Suisse,
6.000%, due 02/15/18	370,000	392,977

United Kingdom—2.62%
Barclays Bank PLC,
5.140%, due 10/14/20	305,000	288,627

6.750%, due 05/22/19	385,000	434,823

BP Capital Markets PLC,
3.875%, due 03/10/15	740,000	768,393

British Telecommunications PLC,
9.875%, due 12/15/30	555,000	767,689

Lloyds TSB Bank PLC,
6.375%, due 01/21/21	330,000	343,892

Royal Bank of Scotland PLC,
5.625%, due 08/24/20	380,000	379,180

Vodafone Group PLC,
5.450%, due 06/10/19	325,000	355,118

6.150%, due 02/27/37	340,000	362,569

Total United Kingdom corporate bonds		3,700,291

United States—55.41%
Abbey National Capital Trust I,
8.963%, due 06/30/30[2,3]	300,000	328,500

AEP Texas Central Co., Series E,
6.650%, due 02/15/33	495,000	535,878

Aflac, Inc.,
6.450%, due 08/15/40	325,000	326,192

Allergan, Inc.,
5.750%, due 04/01/16	495,000	559,059

Allstate Corp.,
5.350%, due 06/01/33	575,000	549,572

Alltel Corp.,
7.875%, due 07/01/32	300,000	387,775

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Ally Financial, Inc.,
6.875%, due 09/15/11	$202,000	$205,788

Altria Group, Inc.,
9.700%, due 11/10/18	310,000	407,686

9.950%, due 11/10/38	480,000	669,502

American Express Credit Corp.,
5.125%, due 08/25/14	1,000,000	1,078,698

American International Group, Inc.,
5.850%, due 01/16/18	800,000	833,309

Anadarko Petroleum Corp.,
5.950%, due 09/15/16	375,000	407,769

Anheuser-Busch Cos., Inc.,
6.450%, due 09/01/37	400,000	451,363

Apache Corp.,
5.100%, due 09/01/40	625,000	581,010

Archer-Daniels-Midland Co.,
7.000%, due 02/01/31	300,000	361,246

AT&T, Inc.,
6.500%, due 09/01/37	2,550,000	2,642,496

AXA Financial, Inc.,
7.000%, due 04/01/28	165,000	173,579

Bank of America Corp.,
5.420%, due 03/15/17	1,300,000	1,327,149

Bank of America N.A.,
6.000%, due 10/15/36	250,000	243,003

Bear Stearns Cos. LLC,
7.250%, due 02/01/18	1,310,000	1,526,328

BorgWarner, Inc.,
4.625%, due 09/15/20	750,000	749,696

Browning-Ferris Industries, Inc.,
7.400%, due 09/15/35	250,000	295,725

Burlington Northern Santa Fe LLC,
5.050%, due 03/01/41	750,000	690,422

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Capital One Bank USA N.A.,
8.800%, due 07/15/19	$375,000	$471,510

Capital One Capital VI,
8.875%, due 05/15/40	325,000	342,469

Capital One Financial Corp.,
7.375%, due 05/23/14	500,000	573,896

Caterpillar Financial Services Corp.,
5.450%, due 04/15/18	340,000	378,011

CenterPoint Energy Resources Corp.,
6.000%, due 05/15/18	285,000	317,092

CenturyLink, Inc., Series P,
7.600%, due 09/15/39	200,000	214,241

Cisco Systems, Inc.,
5.900%, due 02/15/39	655,000	679,671

Citigroup, Inc.,
6.125%, due 05/15/18	1,110,000	1,210,689

8.125%, due 07/15/39	775,000	971,473

Comcast Corp.,
6.950%, due 08/15/37	2,250,000	2,449,539

ConocoPhillips,
6.500%, due 02/01/39	925,000	1,053,029

Consolidated Edison Co., Inc.,
7.125%, due 12/01/18	400,000	483,053

Corning, Inc.,
5.750%, due 08/15/40	350,000	348,496

CVS Caremark Corp.,
6.125%, due 09/15/39	425,000	432,772

6.250%, due 06/01/27	500,000	547,654

Daimler Finance North America LLC,
8.500%, due 01/18/31	845,000	1,135,754

DirecTV Holdings LLC,
6.000%, due 08/15/40	375,000	359,129

6.375%, due 03/01/41	265,000	266,607

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Discover Bank,
8.700%, due 11/18/19	$250,000	$299,516

Discovery Communications LLC,
3.700%, due 06/01/15	350,000	361,571

Dominion Resources, Inc., Series B,
5.950%, due 06/15/35	495,000	509,900

Dow Chemical Co.,
8.550%, due 05/15/19	250,000	316,011

DTE Energy Co.,
6.350%, due 06/01/16	500,000	562,118

Duke Energy Carolinas LLC,
6.050%, due 04/15/38	350,000	381,193

El Paso Corp.,
7.800%, due 08/01/31	400,000	443,744

Eli Lilly & Co.,
5.500%, due 03/15/27	285,000	303,390

Enterprise Products Operating LLC,
6.125%, due 10/15/39	500,000	497,650

ERAC USA Finance Co.,
7.000%, due 10/15/37[1]	440,000	479,392

Exelon Generation Co. LLC,
5.350%, due 01/15/14	130,000	139,657

Fidelity National Financial, Inc.,
6.600%, due 05/15/17	150,000	155,176

Florida Power Corp.,
6.350%, due 09/15/37	215,000	240,369

Ford Motor Co.,
7.450%, due 07/16/31	1,000,000	1,082,610

FPL Group Capital, Inc.,
6.650%, due 06/15/67[2]	200,000	199,750

Genworth Financial, Inc.,
7.625%, due 09/24/21	300,000	300,960

Georgia-Pacific LLC,
5.400%, due 11/01/20[1]	270,000	266,618

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	$1,026,000	$1,112,366

6.750%, due 10/01/37	570,000	574,919

Harris Corp.,
6.375%, due 06/15/19	200,000	227,503

Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	590,000	553,995

Hasbro, Inc.,
6.350%, due 03/15/40	365,000	365,946

HSBC Bank USA N.A.,
4.875%, due 08/24/20	250,000	244,737

5.625%, due 08/15/35	855,000	816,253

International Lease Finance Corp.,
7.125%, due 09/01/18[1]	750,000	805,875

International Paper Co.,
9.375%, due 05/15/19	235,000	302,482

JP Morgan Chase Capital XXII, Series V,
6.450%, due 02/02/37	475,000	478,040

JP Morgan Chase Capital XXV, Series Y,
6.800%, due 10/01/37	1,100,000	1,105,647

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	710,000	678,183

Kraft Foods, Inc.,
6.875%, due 02/01/38	430,000	476,732

6.875%, due 01/26/39	440,000	489,148

Kroger Co.,
6.900%, due 04/15/38	650,000	732,488

Laboratory Corp of America Holdings,
4.625%, due 11/15/20	300,000	300,333

Lehman Brothers Holdings, Inc.,
6.750%, due 12/28/17[4,5,6]	585,000	0

6.875%, due 05/02/18[6]	785,000	206,062

Life Technologies Corp.,
6.000%, due 03/01/20	135,000	145,404

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39[1]	$275,000	$376,079

Merck & Co., Inc.,
6.400%, due 03/01/28	520,000	605,805

Merrill Lynch & Co., Inc.,
5.700%, due 05/02/17	400,000	415,113

6.875%, due 04/25/18	1,015,000	1,127,352

MetLife, Inc.,
6.400%, due 12/15/36	525,000	505,628

Morgan Stanley,
5.500%, due 01/26/20	45,000	45,196

Series F,
5.625%, due 09/23/19	600,000	612,801

6.625%, due 04/01/18	900,000	989,204

7.250%, due 04/01/32	355,000	415,102

Motiva Enterprises LLC,
6.850%, due 01/15/40[1]	340,000	388,586

National Rural Utilities Cooperative Finance Corp.,
10.375%, due 11/01/18	160,000	218,460

Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31[1]	400,000	432,964

9.375%, due 08/15/39[1]	120,000	145,932

News America, Inc.,
6.200%, due 12/15/34	695,000	698,977

7.750%, due 12/01/45	350,000	413,580

Norfolk Southern Corp.,
5.590%, due 05/17/25	200,000	214,299

NuStar Logistics LP,
7.650%, due 04/15/18	975,000	1,138,317

Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	425,000	484,412

7.000%, due 09/01/22	380,000	437,065

ONEOK Partners LP,
8.625%, due 03/01/19	215,000	270,431

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Oracle Corp.,
6.500%, due 04/15/38	$550,000	$616,854

Owens Corning,
6.500%, due 12/01/16	475,000	517,180

Pacific Gas & Electric Co.,
6.050%, due 03/01/34	540,000	562,699

8.250%, due 10/15/18	275,000	351,268

Pacific Life Insurance Co.,
9.250%, due 06/15/39[1]	350,000	460,054

PepsiCo, Inc.,
7.900%, due 11/01/18	56,000	71,079

Philip Morris International, Inc.,
5.650%, due 05/16/18	1,200,000	1,335,841

Principal Financial Group, Inc.,
8.875%, due 05/15/19	295,000	374,957

Progressive Corp.,
6.250%, due 12/01/32	275,000	289,533

Prudential Financial, Inc.,
Series C,
5.400%, due 06/13/35	425,000	397,768

6.200%, due 11/15/40	185,000	192,181

PSEG Power LLC,
8.625%, due 04/15/31	695,000	871,115

Qwest Corp.,
7.625%, due 06/15/15	340,000	391,000

Republic Services, Inc.,
6.200%, due 03/01/40	425,000	448,791

Reynolds American, Inc.,
7.250%, due 06/15/37	425,000	449,804

Safeway, Inc.,
7.450%, due 09/15/27	725,000	820,609

SC Johnson & Son, Inc.,
4.800%, due 09/01/40[1]	555,000	491,313

Southern California Edison Co.,
6.650%, due 04/01/29	320,000	360,986

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Southern Copper Corp.,
6.750%, due 04/16/40	$250,000	$251,295

Southern Natural Gas Co.,
8.000%, due 03/01/32	430,000	524,709

Southwestern Electric Power Co.,
6.450%, due 01/15/19	500,000	557,996

Sprint Capital Corp.,
6.875%, due 11/15/28	200,000	184,500

SunTrust Bank,
7.250%, due 03/15/18	335,000	380,771

Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	295,000	315,367

Target Corp.,
6.500%, due 10/15/37	290,000	326,030

7.000%, due 07/15/31	305,000	359,391

Time Warner Cable, Inc.,
6.550%, due 05/01/37	305,000	310,434

7.300%, due 07/01/38	600,000	664,291

8.750%, due 02/14/19	410,000	511,161

Time Warner, Inc.,
7.625%, due 04/15/31	1,030,000	1,188,175

Travelers Property Casualty Corp.,
6.375%, due 03/15/33	350,000	377,998

Union Electric Co.,
6.700%, due 02/01/19	340,000	392,373

Union Pacific Corp.,
5.780%, due 07/15/40	180,000	185,146

United Technologies Corp.,
5.700%, due 04/15/40	500,000	535,632

UnitedHealth Group, Inc.,
6.875%, due 02/15/38	865,000	970,290

Valero Energy Corp.,
6.625%, due 06/15/37	130,000	131,034

7.500%, due 04/15/32	400,000	440,609

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Verizon Communications, Inc.,
6.900%, due 04/15/38	$195,000	$216,417

Verizon New York, Inc., Series B,
7.375%, due 04/01/32	1,085,000	1,217,311

Virginia Electric & Power Co.,
6.350%, due 11/30/37	165,000	185,280

Wal-Mart Stores, Inc.,
6.500%, due 08/15/37	600,000	682,939

Washington Mutual Bank,
5.500%, due 01/15/13[6]	750,000	938

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17[1,3,4,6,7]	1,300,000	26,000

Waste Management, Inc.,
6.100%, due 03/15/18	700,000	780,823

WellPoint, Inc.,
5.850%, due 01/15/36	380,000	383,442

7.000%, due 02/15/19	250,000	296,324

Wells Fargo Bank N.A.,
5.950%, due 08/26/36	750,000	771,053

Wells Fargo Capital X,
5.950%, due 12/15/36	475,000	467,709

Williams Cos., Inc.,
8.750%, due 03/15/32	285,000	368,848

Williams Partners LP,
6.300%, due 04/15/40	275,000	285,575

Wisconsin Power & Light Co.,
7.600%, due 10/01/38	175,000	229,264

WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	465,000	475,602

Xerox Corp.,
6.350%, due 05/15/18	540,000	610,565

Total United States corporate bonds		78,266,195

Total corporate bonds (cost—$90,853,633)		94,627,903

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—0.62%

United States—0.62%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.450%, due 08/25/35[2]	$113,247	$109,203

Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3,
6.150%, due 06/15/39	390,000	454,207

Continental Airlines, Inc.,
Series 2009-2, Class A,
7.250%, due 11/10/19	291,712	315,050

Total asset-backed securities (cost—$767,532)		878,460

Commercial mortgage-backed securities—2.29%

United States—2.29%
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.699%, due 04/10/49[2]	475,000	466,485

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM,
5.475%, due 03/10/39	1,100,000	1,094,114

Series 2006-GG7, Class A4,
5.890%, due 07/10/38[2]	1,225,000	1,340,145

TrizecHahn Office Properties,
Series 2001-TZHA, Class B4,
6.718%, due 05/15/16[1]	329,252	330,407

Total commercial mortgage-backed securities (cost—$2,464,606)		3,231,151

Mortgage & agency debt securities—5.55%

United States—5.55%
Federal Home Loan Mortgage Corp.,[8]
3.750%, due 03/27/19	2,500,000	2,577,007

5.000%, due 01/30/14	30,000	33,032

Federal Home Loan Mortgage Corp. Gold Pools,[8]
#E01127, 6.500%, due 02/01/17	58,363	63,173

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
Federal National Mortgage Association Pools,[8]
#AE1568,4.000%, due 09/01/40	$1,000,000	$985,064

#688066, 5.500%, due 03/01/33	208,523	226,222

#793666, 5.500%, due 09/01/34	1,085,438	1,168,143

#802481, 5.500%, due 11/01/34	170,150	183,131

#596124, 6.000%, due 11/01/28	138,407	152,743

#253824, 7.000%, due 03/01/31	74,586	85,883

Federal National Mortgage Association Re-REMIC,[8]
Series 1993-106, Class Z,
7.000%, due 06/25/13	17,864	18,776

Government National Mortgage Association Pools,
#701813, 4.500%, due 04/15/39	631,766	652,923

#781029, 6.500%, due 05/15/29	42,319	47,921

GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4,
6.000%, due 02/25/36	1,297,846	1,129,956

Wells Fargo Mortgage Backed Securities Trust,
Series 2003-18, Class A2,
5.250%, due 12/25/33	498,855	509,923

Total mortgage & agency debt securities (cost—$7,730,658)		7,833,897

Municipal bonds—5.59%

California—1.18%
Los Angeles Unified School District
6.758%, due 07/01/34	150,000	156,990

State of California GO,
6.650%, due 03/01/22	300,000	324,432

7.300%, due 10/01/39	570,000	604,930

7.550%, due 04/01/39	365,000	398,580

University of California Revenue Bonds,
Series 2009,
5.770%, due 05/15/43	195,000	188,360

		1,673,292

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Municipal bonds—(concluded)

Illinois—1.35%
Illinois State Taxable Pension
5.100%, due 06/01/33	$2,350,000	$1,900,751

New Jersey—2.46%
New Jersey Economic Development Authority Revenue Bonds,
Series B,
4.442%, due 02/15/18[9]	5,000,000	3,312,500

New Jersey State Turnpike Authority Revenue Bonds,
Series F,
7.414%, due 01/01/40	140,000	156,734

		3,469,234

New York—0.19%
New York State Urban Development Corp. Revenue Bonds,
5.770%, due 03/15/39	265,000	266,828

Pennsylvania—0.20%
Commonwealth of Pennsylvania GO,
5.350%, due 05/01/30	300,000	287,865

Tennessee—0.21%
Metropolitan Government of Nashville & Davidson County
Convention Center Authority Revenue Bonds
6.731%, due 07/01/43	300,000	293,631

Total municipal bonds (cost—$7,791,566)		7,891,601

US government obligations—15.34%
US Treasury Bond,
4.250%, due 11/15/40	6,060,000	5,795,820

US Treasury Notes,
0.625%, due 01/31/13	6,440,000	6,428,427

0.625%, due 02/28/13	6,240,000	6,224,644

1.875%, due 06/30/15	220,000	219,880

2.000%, due 01/31/16	240,000	238,256

2.125%, due 02/29/16	495,000	493,453

3.625%, due 02/15/21	2,240,000	2,271,851

Total US government obligations (cost—$21,656,394)		21,672,331

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(concluded)

Non-US government obligations—2.26%

Brazil—1.51%
Brazilian Government International Bond,
8.250%, due 01/20/34	$900,000	$1,185,750

8.875%, due 04/15/24	700,000	948,500

		2,134,250

Mexico—0.75%
United Mexican States,
8.300%, due 08/15/31	800,000	1,060,000

Total Non-US government obligations (cost—$2,875,402)		3,194,250

Total bonds (cost—$134,139,791)		139,329,593

	Shares

Preferred stock—0.03%

United States—0.03%

Commercial banks—0.03%
Ally Financial, Inc.
7.000%[1,10] (cost—$34,713)	42	39,081

Short-term investment—0.38%

Investment company—0.38%
UBS Cash Management Prime Relationship Fund[11]
(cost $535,823)	535,823	535,823

Total investments—99.05% (cost—$134,710,327)		139,904,497

Cash and other assets, less liabilities—0.95%		1,348,759

Net assets—100.00%		$141,253,256

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation		$9,358,838

Gross unrealized depreciation		(4,164,668)

Net unrealized appreciation of investments		$5,194,170

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of these securities amounted to $6,843,666 or 4.84% of net assets.
[2]	Variable or floating rate security. The interest rate shown is the current rate as of March 31, 2011 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security is illiquid. At March 31, 2011, the value of these securities amounted to $26,000 or 0.02% of net assets.
[5]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At March 31, 2011, the value of this security amounted to $0 or 0.00% of net assets.
[6]	Security is in default.
[7]	This security, which represents 0.02% of net assets as of March 31, 2011, is considered restricted. (See restricted security table below for more information.)

			Acquisition		03/31/11
			cost as a	03/31/11	Market value
	Acquisition	Acquisition	percentage	Market	as a percentage
Restricted security	date	cost	of net assets	value	of net assets

Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17	10/19/07 - 11/02/07	$1,299,750	0.92%	$26,000	0.02%

[8]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[9]	Rate shown reflects annualized yield at March 31, 2011 on zero coupon bond.
[10]	This security is subject to perpetual call and may be called in full or partially on or anytime after March 31, 2011.
[11]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	09/30/10	03/31/11	03/31/11	03/31/11	03/31/11

UBS Cash Management
Prime Relationship Fund	$3,298,054	$27,663,480	$30,425,711	$535,823	$3,504

GO	General Obligation
GSR	Goldman Sachs Residential
Re-REMIC	Combined Real Estate Mortgage Investment Conduit

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

The following is a summary of the inputs used as of March 31, 2011 in valuing the Fund’s investments:

Measurements at 03/31/11

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$94,601,903	$26,000	$94,627,903

Asset-backed securities	—	878,460	—	878,460

Commercial mortgage-backed securities	—	3,231,151	—	3,231,151

Mortgage & agency debt securities	—	7,833,897	—	7,833,897

Municipal bonds	—	7,891,601	—	7,891,601

US government obligations	—	21,672,331	—	21,672,331

Non-US government obligations	—	3,194,250	—	3,194,250

Preferred stock	—	39,081	—	39,081

Short-term investment	—	535,823	—	535,823

Total	$—	$139,878,497	$26,000	$139,904,497

Fort Dearborn Income Securities, Inc.
Portfolio of investments—March 31, 2011
(unaudited)

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bonds	Total

Assets

Beginning balance	$94,250	$94,250

Purchases	—	—

Issuances	—	—

Sales	—	—

Settlements	—	—

Accrued discounts (premiums)	(1,425)	(1,425)

Total realized gain (loss)	(403)	(403)

Net change in unrealized appreciation/depreciation	(66,422)	(66,422)

Net transfers into Level 3	—	—

Net transfers out of Level 3	—	—

Ending balance	$26,000	$26,000

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at March 31, 2011 was $(66,422).

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.
Statement of assets and
liabilities—March 31, 2011 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$134,174,504)	$139,368,674

Investments in affiliated issuers, at value (cost—$535,823)	535,823

Total investments (cost—$134,710,327)	139,904,497

Interest receivable	1,754,646

Other assets	30,483

Total assets	141,689,626

Liabilities:
Payable for investment advisory fees	338,764

Payable for directors’ fees	135

Accrued expenses and other liabilities	97,471

Total liabilities	436,370

Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized;
8,775,665 shares issued and outstanding	135,116,083

Accumulated undistributed net investment income	707,407

Accumulated net realized gain from investment activities	235,596

Net unrealized appreciation of investments	5,194,170

Net assets	$141,253,256

Net asset value per share	$16.10

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.
Statement of operations

For the six
months ended
March 31, 2011
(unaudited)

Investment income:
Interest	$3,872,695

Affiliated interest	3,504

Dividends	1,462

Total investment income	3,877,661

Expenses:
Investment advisory fees	338,820

Professional fees	43,614

Reports and notices to shareholders	39,584

Custody and accounting fees	29,985

Transfer agency fees	24,859

Listing fees	11,842

Directors’ fees	8,300

Insurance expense	4,162

Franchise taxes	2,461

Other expenses	6,278

Total expenses	509,905

Net investment income	3,367,756

Realized and unrealized gains/losses from investment activities:
Net realized gain from investment activities	525,200

Net change in unrealized appreciation/depreciation of investments	(6,368,770)

Net realized and unrealized loss from investment activities	(5,843,570)

Net decrease in net assets resulting from operations	$(2,475,814)

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.
Statement of changes in net assets

	For the six
	months ended	For the
	March 31, 2011	year ended
	(unaudited)	September 30, 2010

From operations:
Net investment income	$3,367,756	$7,127,124

Net realized gain from investment activities	525,200	6,436,117

Net change in unrealized appreciation/depreciation of investments	(6,368,770)	4,383,086

Net increase (decrease) in net assets resulting from Operations	(2,475,814)	17,946,327

Dividends and distributions to shareholders from:
Net investment income	(4,756,410)	(7,898,098)

Net realized gains	(3,755,985)	(2,580,046)

Total dividends and distributions to shareholders	(8,512,395)	(10,478,144)

Net increase (decrease) in net assets	(10,988,209)	7,468,183

Net assets:
Beginning of period	152,241,465	144,773,282

End of period (including undistributed net investment
income of $707,407 and $2,096,061, respectively)	$141,253,256	$152,241,465

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.
Financial highlights

Selected data for a share of capital stock outstanding through each period is presented below:

For the six months
ended March 31, 2011
(unaudited)

Net asset value, beginning of period	$17.35

Net investment income[1]	0.38

Net realized and unrealized gains (losses) from investment activities	(0.66)

Net increase (decrease) from investment operations	(0.28)

Dividends from net investment income	(0.54)

Distributions from net realized gains	(0.43)

Total dividends and distributions	(0.97)

Net asset value, end of period	$16.10

Market price per share, end of period	$14.61

Total net asset value return[2]	(1.58)%

Total market price return[3]	(3.63)%

Ratios/supplemental data:
Net assets, end of period (in millions)	$141.3

Ratio of expenses to average net assets	0.71%[4]

Ratio of net investment income to average net assets	4.66%[4]

Portfolio turnover rate	72%

Number of shares outstanding at end of period (in thousands)	8,776

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
[3]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
[4]	Annualized.

See accompanying notes to financial statements

For the years ended September 30,

2010	2009	2008	2007	2006

$16.50	$13.81	$15.68	$15.80	$16.23

0.81	0.78	0.85	0.82	0.81

1.23	2.63	(1.83)	(0.14)	(0.28)

2.04	3.41	(0.98)	0.68	0.53

(0.90)	(0.71)	(0.80)	(0.80)	(0.82)

(0.29)	(0.01)	(0.09)	—	(0.14)

(1.19)	(0.72)	(0.89)	(0.80)	(0.96)

$17.35	$16.50	$13.81	$15.68	$15.80

$16.15	$14.85	$12.92	$13.86	$14.04

12.98%	25.29%	(6.60)%	4.40%	3.46%

17.71%	21.08%	(0.62)%	4.31%	2.01%

$152.2	$144.8	$121.2	$137.6	$138.7

0.70%	0.85%	0.72%	0.77%	0.74%

4.91%	5.35%	5.45%	5.20%	5.19%

101%	117%	185%	130%	93%

8,776	8,776	8,776	8,776	8,776

Fort Dearborn Income Securities, Inc.
Notes to financial statements—March 31, 2011
(unaudited)

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments.

Fort Dearborn Income Securities, Inc.
Notes to financial statements—March 31, 2011
(unaudited)

Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities and instruments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m. Eastern Time.

Fort Dearborn Income Securities, Inc.
Notes to financial statements—March 31, 2011
(unaudited)

The Fund may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 at the end of the reporting period.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements have been implemented for annual and interim periods beginning after December 15, 2010.

Fort Dearborn Income Securities, Inc.
Notes to financial statements—March 31, 2011
(unaudited)

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

Mortgage-backed securities and other investments—The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment

Fort Dearborn Income Securities, Inc.
Notes to financial statements—March 31, 2011
(unaudited)

amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers

Fort Dearborn Income Securities, Inc.
Notes to financial statements—March 31, 2011
(unaudited)

of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Capital stock
At March 31, 2011, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the six months ended March 31, 2011, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At March 31, 2011, the Fund owed UBS Global AM $338,764 for investment advisory fees.

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the six months ended March 31, 2011, were as follows: debt securities, excluding short-term securities and US government debt obligations, $13,136,517 and $22,886,799, respectively; and US government debt obligations, $88,572,416 and $80,816,565, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

Distributions paid from:	2010

Ordinary income	$10,478,144

Fort Dearborn Income Securities, Inc.
Notes to financial statements—March 31, 2011
(unaudited)

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending September 30, 2011.

As of and during the six months ended March 31, 2011, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Fort Dearborn Income Securities, Inc.
General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Net asset value and market price information as well as other information about the Fund is updated each business day on the Web site of the Fund’s advisor at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

An annual meeting of the shareholders of the Fund was held on December 3, 2010. At the meeting, Adela Cepeda, Frank K. Reilly, Edward M. Roob and J. Mikesell Thomas were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified or until they resign or are otherwise removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Adela Cepeda	7,654,491	463,708

Frank K. Reilly	7,682,098	436,101

Edward M. Roob	7,684,350	433,849

J. Mikesell Thomas	7,636,130	482,069

The Fund is not aware of any broker non-votes with respect to the election of directors proposal. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Fort Dearborn Income Securities, Inc.
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0030. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on the Fund’s Web site: http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/ closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder’s best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

Fort Dearborn Income Securities, Inc.
General information (unaudited)

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commissions at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

Fort Dearborn Income Securities, Inc.
General information (unaudited)

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare.

All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43078, Providence, RI 02940-3078. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

Fort Dearborn Income Securities, Inc.
General information (unaudited)

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

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Directors
Adela Cepeda	Edward M. Roob

Frank K. Reilly	J. Mikesell Thomas

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606-2807

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2011 All rights reserved. UBS Global Asset Management (Americas) Inc.

© 2011 UBS Global Asset Management (Americas) Inc.
UBS Global Asset Management (Americas) Inc. is a
subsidiary of UBS AG.
All rights reserved.
March 2011

www.ubs.com/globalam-us

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of Mark Kemper, the Secretary of the Fund, at UBS Global Asset Management Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 9, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Principal Accounting Officer and Treasurer

Date:	June 9, 2011